Subsequent events	12 Months Ended
Sep. 30, 2024
Subsequent Events
Subsequent events

25.	Subsequent events

In the month of November 2024, the Export-Import Bank of the United States (EXIM) approved a direct loan in the amount of $50.8 million to fund Electrovaya’s Jamestown Lithium-Ion Battery Expansion. This financing will fund Electrovaya’s battery manufacturing buildout in Jamestown, New York including equipment, engineering and setup costs for the facility.